UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2019
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue, Richmond, Virginia		23235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 9, 2019, the Board of Directors (the “Board”) of Universal Corporation (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”), which changes are effective as of April 9, 2019. The Bylaws were amended to divide the Executive Compensation, Nominating and Corporate Governance Committee into two separate committees: (i) the Compensation Committee and (ii) the Nominating and Corporate Governance Committee, and to combine the Finance Committee and the Pension Investment Committee into one committee: the Finance and Pension Investment Committee. The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended, which are included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	3.1	Amended and Restated Bylaws of Universal Corporation, effective as of April 9, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	April 12, 2019	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

3.1	Amended and Restated Bylaws of Universal Corporation, effective as of April 9, 2019.